Investment Portfolio	as of March 31, 2022 (Unaudited)
DWS RREEF Real Estate Securities Fund
	Shares	Value ($)

Common Stocks 99.0%
Equity Real Estate Investment Trusts (REITs)
Apartments 14.1%
American Homes 4 Rent "A"	712,516	28,522,016
AvalonBay Communities, Inc.	398,655	99,013,942
Essential Properties Realty Trust, Inc.	998,488	25,261,746
Independence Realty Trust, Inc.	1,017,084	26,891,701
Mid-America Apartment Communities, Inc.	240,898	50,456,086
		230,145,491
Diversified 23.7%
American Tower Corp.	313,889	78,855,194
Crown Castle International Corp.	604,526	111,595,500
Digital Realty Trust, Inc.	387,845	54,996,421
Equinix, Inc.	46,297	34,334,781
SBA Communications Corp.	207,798	71,503,292
Weyerhaeuser Co.	957,559	36,291,486
		387,576,674
Financials 2.5%
Apartment Income REIT Corp.	769,321	41,127,901
Health Care 12.3%
Healthpeak Properties, Inc.	1,195,964	41,057,444
Omega Healthcare Investors, Inc. (a)	836,109	26,053,157
Ventas, Inc.	908,454	56,106,119
Welltower, Inc.	803,152	77,215,033
		200,431,753
Hotels 3.8%
Apple Hospitality REIT, Inc.	749,955	13,476,692
Ryman Hospitality Properties, Inc.*	390,582	36,234,292
Sunstone Hotel Investors, Inc.*	1,014,535	11,951,222
		61,662,206
Industrial 14.3%
EastGroup Properties, Inc.	200,509	40,759,469
First Industrial Realty Trust, Inc.	475,592	29,443,901
Prologis, Inc.	859,556	138,801,103
STAG Industrial, Inc.	569,638	23,554,531
		232,559,004
Manufactured Homes 2.0%
Sun Communities, Inc.	186,192	32,637,596
Office 6.1%
Boston Properties, Inc.	463,459	59,693,519
Kilroy Realty Corp.	254,037	19,413,508
SL Green Realty Corp. (a)	246,367	20,000,073
		99,107,100
Real Estate Services 0.6%
Tricon Residential, Inc.	603,971	9,591,059

Regional Malls 1.7%
Simon Property Group, Inc.	216,739	28,514,183
Retail 0.7%
NETSTREIT Corp. (a)	518,544	11,636,127
Shopping Centers 7.0%
Brixmor Property Group, Inc.	944,653	24,381,494
Kimco Realty Corp.	2,231,454	55,116,914
Kite Realty Group Trust	1,529,714	34,831,588
		114,329,996
Specialty Services 1.7%
Agree Realty Corp.	426,796	28,322,183
Storage 8.5%
Life Storage, Inc.	405,279	56,913,330
Public Storage	209,676	81,832,349
		138,745,679
Total Common Stocks (Cost $1,256,528,641)		1,616,386,952

Securities Lending Collateral 2.3%
DWS Government & Agency Securities Portfolio "DWS Government Cash Institutional Shares", 0.23% (b) (c) (Cost $37,154,718)	37,154,718	37,154,718

Cash Equivalents 1.5%
DWS Central Cash Management Government Fund, 0.28% (b) (Cost $24,328,911)	24,328,911	24,328,911

	% of Net Assets	Value ($)
Total Investment Portfolio (Cost $1,318,012,270)	102.8	1,677,870,581
Other Assets and Liabilities, Net	(2.8)	(46,035,380)
Net Assets	100.0	1,631,835,201
For information on the Fund's policies regarding the valuation of investments and other significant accounting policies, please refer to the Fund's most recent semi-annual or annual financial statements.
A summary of the Fund’s transactions with affiliated investments during the period ended March 31, 2022 are as follows:
Value ($) at 12/31/2021	Purchases Cost ($)	Sales Proceeds ($)	Net Realized Gain/ (Loss) ($)	Net Change in Unrealized Appreciation (Depreciation) ($)	Income ($)	Capital Gain Distributions ($)	Number of Shares at 3/31/2022	Value ($) at 3/31/2022
Securities Lending Collateral 2.3%
DWS Government & Agency Securities Portfolio "DWS Government Cash Institutional Shares", 0.23% (b) (c)
48,285,064	—	11,130,346 (d)	—	—	8,590	—	37,154,718	37,154,718
Cash Equivalents 1.5%
DWS Central Cash Management Government Fund, 0.28% (b)
4,040,604	79,824,300	59,535,993	—	—	1,660	—	24,328,911	24,328,911
52,325,668	79,824,300	70,666,339	—	—	10,250	—	61,483,629	61,483,629
*	Non-income producing security.
(a)	All or a portion of these securities were on loan. In addition, "Other Assets and Liabilities, Net" may include pending sales that are also on loan. The value of securities loaned at March 31, 2022 amounted to $36,035,650, which is 2.2% of net assets.
(b)	Affiliated fund managed by DWS Investment Management Americas, Inc. The rate shown is the annualized seven-day yield at period end.

(c)	Represents cash collateral held in connection with securities lending. Income earned by the Fund is net of borrower rebates.
(d)	Represents the net increase (purchase cost) or decrease (sales proceeds) in the amount invested in cash collateral for the period ended March 31, 2022.
Fair Value Measurements
Various inputs are used in determining the value of the Fund's investments. These inputs are summarized in three broad levels. Level 1 includes quoted prices in active markets for identical securities. Level 2 includes other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds and credit risk). Level 3 includes significant unobservable inputs (including the Fund's own assumptions in determining the fair value of investments). The level assigned to the securities valuations may not be an indication of the risk or liquidity associated with investing in those securities.
The following is a summary of the inputs used as of March 31, 2022 in valuing the Fund's investments.
Assets	Level 1	Level 2	Level 3	Total
Common Stocks (a)	$1,616,386,952	$—	$—	$1,616,386,952
Short-Term Investments (a)	61,483,629	—	—	61,483,629
Total	$1,677,870,581	$—	$—	$1,677,870,581
(a)	See Investment Portfolio for additional detailed categorizations.
OBTAIN AN OPEN-END FUND PROSPECTUS
To obtain a summary prospectus, if available, or prospectus, download one from fundsus.dws.com, talk to your financial representative or call (800) 728-3337. We advise you to carefully consider the product's objectives, risks, charges and expenses before investing. The summary prospectus and prospectus contain this and other important information about the investment product. Please read the prospectus carefully before you invest.
CLOSED-END FUNDS
Closed-end funds, unlike open-end funds, are not continuously offered. There is a one time public offering and once issued, shares of closed-end funds are sold in the open market through a stock exchange. Shares of closed-end funds frequently trade at a discount to net asset value. The price of the fund’s shares is determined by a number of factors, several of which are beyond the control of the fund. Therefore, the fund cannot predict whether its shares will trade at, below or above net asset value.
The brand DWS represents DWS Group GmbH & Co. KGaA and any of its subsidiaries such as DWS Distributors, Inc. which offers investment products or DWS Investment Management Americas Inc. and RREEF America L.L.C. which offer advisory services.
NO BANK GUARANTEE | NOT FDIC INSURED | MAY LOSE VALUE
DRESF-PH1
R-080548-1 (1/23)